UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): May 5, 2026

FIDELITY D & D BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-38229	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

(570) 342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FDBC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FIDELITY D & D BANCORP, INC.
CURRENT REPORT ON FORM 8-K

Item 5.07 Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders held on May 5, 2026, the judge of election made the report concerning the results of balloting. Holders of 4,689,629 shares of common stock, representing 80% of the total number of shares outstanding, were represented electronically, in person or by proxy at the 2026 annual meeting of shareholders. The following proposals were submitted by the Board of Directors to a vote of security holders:

(1) Election of three Class B Directors to serve for a three-year term and until their successors are properly elected and qualified:

	Votes for	Votes withheld	Broker non-votes
William J. Joyce, Sr.	2,911,982	480,470	1,297,177
Rocco A. DelVecchio	3,351,894	40,558	1,297,177
Alan Silverman	3,325,500	66,952	1,297,177

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2029 and until their respective successors have been duly elected and qualified.

In addition to the above elected Class B Directors, at the conclusion of its annual meeting, the Company’s Board of Directors consisted of: John T. Cognetti, Michael J. McDonald, and HelenBeth G. Vilcek, as Class A Directors whose terms expire in 2027, and Brian J. Cali, James Clemente, Daniel J. Santaniello, and Paul C. Woelkers, as Class C Directors whose terms expire in 2028.

(2) To ratify the selection of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The proposal received the following votes:

Votes for	Votes against	Votes abstain	Broker non-votes
4,662,225	11,893	15,511	-

Based on the votes set forth above, the appointment of Wolf & Company, P.C. as the independent registered public accounting firm to serve for the year ending December 31, 2026 was duly ratified by the shareholders.

Item 7.01 Regulation FD Disclosure

On May 5, 2026, executive management of Fidelity D & D Bancorp, Inc. delivered a presentation at the Company’s Annual Meeting of Shareholders. A copy of the presentation is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Presentation at the Company’s Annual Shareholder meeting on May 5, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information in this Item 9.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY D & D BANCORP, INC.
(Registrant)

Date: May 6, 2026	By: /s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer